                                                        Please mark
                                                        your vote as
                                                        indicated in
                                                        this example   / X /
                                                                      ------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4, AND "AGAINST" ITEM 5.


ITEM 1. ELECTION OF ALL DIRECTOR NOMINEES: Henrietta Holsman Fore, Bernard M.
                                           Fox, Edgar G. Hotard, K. Grahame
                                           Walker and George M. Whitesides
                                           (Pages 3-4)

         FOR all nominees                WITHHOLD
        listed above (except             AUTHORITY
         as marked to the         to vote for all nominees
           contrary.)                 listed above.

            /   /                        /   /
           -----                        -----

        EXCEPTIONS
        (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

        -----------------------------------------------------------------------


ITEM 2. APPROVAL OF 1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

                For        Against        Abstain

               /   /        /   /          /   /
               -----         -----          -----


ITEM 3. APPROVAL OF SENIOR MANAGEMENT EXECUTIVE INCENTIVE PLAN

                For        Against        Abstain

               /   /        /   /          /   /
               -----         -----          -----


ITEM 4. RATIFICATION OF AUDITORS

                For        Against        Abstain

               /   /        /   /          /   /
               -----         -----          -----


ITEM 5. SHAREHOLDER PROPOSAL CONCERNING SEVERANCE AGREEMENTS

                For        Against        Abstain

               /   /        /   /          /   /
               -----         -----          -----

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.

IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING, YOUR SHARES CANNOT BE VOTED.





Signature                               Signature
          ----------------------------            ------------------------------

Date
     ---------------
Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.
 ................................................................................
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

PROXY                        THE DEXTER CORPORATION                        PROXY

                       WINDSOR LOCKS, CONNECTICUT, U.S.A.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints K. Grahame Walker, Bernard M. Fox, and George
M. Whitesides, or any one or more of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of the shareholders of The Dexter Corporation (the "Company") to be held on April 25, 1996, and at any adjournments thereof, with all powers which the undersigned would possess if personally present, and to vote, as and to the extent indicated below all shares of stock which the undersigned may be entitled to vote at said meeting or any adjournments thereof, upon all matters that may properly come before the meeting, including the matters listed on the reverse side of this card which are more fully described in the Notice of Annual Meeting and Proxy Statement relating to said meeting. The shares represented by this proxy will be voted as and to the extent directed on the reverse side hereof. If no directions are given, the proxies will vote: (a) FOR the election of all listed director nominees, (b) in accordance with the Board of Directors' recommendation on the other matters listed on the reverse side of this card, and (c) at their discretion on any other matter that may properly come before the meeting.

If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

                                  (Continued and to be signed on the other side)


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                            - FOLD AND DETACH HERE -